                        VAN KAMPEN LIFE INVESTMENT TRUST
                            ON BEHALF OF ITS SERIES,
                              ENTERPRISE PORTFOLIO

                   SUPPLEMENT DATED SEPTEMBER 30, 2003 TO THE
                       CLASS I SHARES AND CLASS II SHARES
                         PROSPECTUS DATED APRIL 30, 2003



The Prospectus is hereby supplemented as follows:

         The section entitled "INVESTMENT ADVISORY SERVICES--PORTFOLIO MANAGEMENT" is hereby deleted in its entirety and replaced with the following:

         PORTFOLIO MANAGEMENT. The Portfolio is managed by the Adviser's Enterprise team. The team is made up of established investment professionals. Current members of the team include Stephen L. Boyd, a Managing Director of the Adviser, Mary Jayne Maly, an Executive Director of the Adviser, and Thomas Copper, a Vice President of the Adviser. The composition of the team may change without notice from time to time.






                   RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE